UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 8, 2007
KeyCorp

(Exact name of registrant as specified in charter)

Ohio	0-850	34-6542451

(State or other jurisdiction of	Commission File Number	(I.R.S. Employer
incorporation)		Identification No.)

127 Public Square, Cleveland, Ohio	44114-1306

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code: (216) 689-6300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Compensatory Arrangements of Certain Officers
Item 9.01 Exhibits
SIGNATURE
EX-10.1

Section 5 — Corporate Governance and Management
Item 5.02 Compensatory Arrangements of Certain Officers
On March 8, 2007, and upon the recommendation of the Nominating and Corporate Governance Committee, the KeyCorp Board of Directors amended the KeyCorp Second Director Deferred Compensation Plan (the “Plan”) to change the interest rate for the Plan’s interest bearing account. The new rate is effective January 1, 2007, and is 120% of the applicable long term federal rate as published by the Internal Revenue Service.
A copy of the Amended and Restated Plan is attached hereto as Exhibit 10.1.
Section 9 — Financial Statements and Exhibits
Item 9.01 Exhibits

Exhibit No.	Description of Exhibit
10.1	KeyCorp Amended and Restated Second Director Deferred Compensation Plan, dated March 8, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP

(Registrant)

Date: March 12, 2007	/s/ Daniel R. Stolzer

By: Daniel R. Stolzer
Vice President and
Deputy General Counsel

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